Successfully Executing Strategy to Drive Long-Term Value for All Shareholders National Bankshares Investor Presentation – 4th Quarter 2024

Forward-Looking Statements National Bankshares, Inc. (the “Company” or “we”) makes forward-looking statements in this presentation that are subject to significant risks and uncertainties. These forward-looking statements include statements regarding our profitability, liquidity, allowance for credit losses, interest rate sensitivity, market risk, growth strategy, and financial and other goals, and are based upon our management’s views and assumptions as of the date of this presentation. The words “believes,” “expects,” “may,” “will,” “should,” “projects,” “contemplates,” “anticipates,” “forecasts,” “intends,” or other similar words or terms are intended to identify forward-looking statements. These forward-looking statements are based upon or are affected by factors that could cause our actual results to differ materially from historical results or from any results expressed or implied by such forward-looking statements. These factors include, but are not limited to, inflation and changes in interest rates that may reduce our margins or reduce the value of financial instruments, the ability to maintain adequate liquidity by retaining deposit customers and secondary funding sources, especially if the Company’s or banking industry’s reputation becomes damaged, the adequacy of the level of the Company’s allowance for credit losses, the amount of credit loss provisions required in future periods, and the failure of assumptions underlying the allowance for credit losses, general and local economic conditions, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury, the OCC, the Federal Reserve, the CFPB and the FDIC, and the impact of any policies or programs implemented pursuant to financial reform legislation, unanticipated increases in the level of unemployment in the Company’s market, the quality or composition of the loan and/or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company’s market, the real estate market in the Company’s market, laws, regulations and policies impacting financial institutions, technological risks and developments, and cyber-threats, attacks or events, the Company’s technology initiatives, geopolitical conditions, including trade restrictions and tariffs, and acts or threats of terrorism and/or military conflicts, or actions taken by the U.S. or other governments in response to trade restrictions and tariffs, and acts or threats of terrorism and/or military conflicts, the occurrence of significant natural disasters, including severe weather conditions, floods, health related issues, and other catastrophic events, the Company's ability to identify, attract, and retain experienced management, relationship managers, and support personnel, particularly in a competitive labor environment, performance by the Company’s counterparties or vendors, applicable accounting principles, policies and guidelines, and risks associated with mergers, acquisitions, and other expansion activities. These risks and uncertainties should be considered in evaluating the forward-looking statements contained in this presentation. We caution readers not to place undue reliance on those statements, which speak only as of the date of this presentation.

Non-GAAP Financial Measures This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company’s management uses these non-GAAP financial measures in its analysis of the Company’s performance. These measures typically adjust GAAP performance measures to exclude intangibles and include the tax benefit associated with revenue items that are tax-exempt, as well as adjust income available to common shareholders for certain significant activities or transactions that are infrequent in nature. Management believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s core businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Q4 2024 Highlights Reported net income for the quarter of $3.08 million or $0.48 per common share and core net income of $3.05 million or $0.48 per common share(1) Successfully completed acquisition of Frontier Community Bank on June 1, 2024 Continued to position the Company to better serve customers, with new branches in neighboring markets with good growth potential, onboarding of talented new bankers and an enterprise system upgrade that should deliver a powerful and improved customer experience while increasing back-end efficiency Net interest margin improved quarter-over-quarter as the Federal Reserve’s 100 basis point rate cut during the last four months of 2024 reduced the cost of adjustable-rate deposits and allowed lower repricing on maturing time deposits Reduced securities holdings by investing maturing securities into higher yielding interest-bearing deposits Maintained strong deposit profile, with only 22.4% uninsured non-municipal deposits Source: Company filings; (1) Unadjusted figures prepared in accordance with GAAP. Core figures are non-GAAP measures and exclude non-recurring items. See appendix for non-GAAP reconciliations $0.48 $0.48 UNADJUSTED(1) CORE(1) EPS 0.68% 0.68% ROAA 8.27% 8.34% ROATCE 68.84% 69.04% Efficiency Ratio

Roanoke ington Staunton Charlottesville NKSH at a Glance Financial Highlights (as of or for the quarter ended 12/31/2024) Assets $1.8 billion Gross Loans $989 million Deposits $1.6 billion Shareholders’ Equity $156 million TCE / TA(1) 7.99% GAAP Net Income $3.1 million Core ROAA(1) 0.68% Core ROATCE(1) 8.27% Core Efficiency Ratio(1) 68.84% Founded: 1891 - The National Bank of Blacksburg (“NBB”) Headquarters: Blacksburg, VA Ticker: NKSH (Nasdaq) Branches / LPOs: 28 branches / 1 LPO Valuation Highlights (as of 4/9/2025) Market Capitalization $158 million Price / Tangible Book Value(1) 1.10x Price / 2025E EPS(2) 10.5x Dividend Yield(3) 6.1% Sources: S&P Capital IQ Pro, Company filings; (1) Unadjusted figures prepared in accordance with GAAP. Core figures are non-GAAP measures and exclude non-recurring items. See appendix for non-GAAP reconciliations; (2) Based on mean of Wall Street research estimates for NKSH; (3) Based on calendar year 2024 dividend of $1.51 Branch Loan production office (“LPO”)

Delivering Exceptional Returns to Our Shareholders Total Shareholder Return: January 2000 to December 2024 Financial Crisis Covid-19 Pandemic 638% 347% Source: S&P Capital IQ; (1) See appendix for peer group detail SVB Fallout (1)

Common Dividends Declared Per Share: 2000 to 2024 Consistently Growing Our Dividend 2000-2024 CAGR: 5.4% Source: S&P Capital IQ Pro; Note: 2023 includes $1.00 special dividend paid in Q1 2023

Peer-Leading Efficiency Noninterest Expense / Average Assets (%) Sources: S&P Capital IQ Pro; Note: Noninterest expense excludes non-recurring expenses and foreclosure and repo expense; (1) See appendix for peer group detail (1)

Dominant Market Share in Our Core Markets Top 3 rank in counties representing >85% of deposits Source: S&P Capital IQ Pro; Note: Information as of 6/30/2024

Diversified and Resilient Deposit Franchise NKSH Cost of Interest-Bearing Deposits vs Fed Funds(1) Retail and small business-oriented deposit base Rates have inflected since peaking in Q3 2024 and should see continued relief with further rate cuts Strong liquidity position provides flexibility during times of economic turmoil 12/31/2024 Deposit Composition Sources: S&P Capital IQ Pro, Company filings; (1) https://fred.stlouisfed.org/series/FEDFUNDS

Responsible Lending Drives Pristine Credit Quality Net Charge-offs / Average Loans: 2008 to 2024 Conservative underwriting standards No high-risk lending concentrations No lending to VC/PE industry Low LTVs and high DSCRs 12/31/2024 Loan Composition Sources: S&P Capital IQ Pro, Company filings

Robust Capital Levels and Return NBB at 12/31/2024 Actual Ratio Well Capitalized Total Capital 16.14% 10.00% Tier 1 Capital 15.28% 8.00% Common Equity Tier 1 15.28% 6.50% Tier 1 Leverage 10.25% 5.00% Dividend Payout Ratio % Value of Share Repurchases / Net Income % NKSH and NBB possess robust regulatory capital levels We carefully consider all options for our excess capital in light of the operating environment We have prudently returned capital to shareholders via common dividends and share repurchases In February 2023, we paid a $1.00 special dividend(2) We expect to continue returning capital as market conditions permit Sources: S&P Capital IQ Pro, Company filings; (1) See appendix for peer group detail. Chart presents median values; (2) https://www.sec.gov/Archives/edgar/data/796534/000143774923000880/ex_463087.htm#:~:text=(NASDAQ%3A%20NKSH)%20(the,as%20of%20January%2023%2C%202023

Strong Financial Position Provides Optionality Organic Growth Mergers and Acquisitions Capital Return New Business Lines Contiguous and new markets offer more growth prospects than legacy markets Open loan production offices in attractive markets (e.g., Charlottesville, VA) Recently opened new branch in Roanoke, VA Completed acquisition of Frontier Community Bank on June 1, 2024 Acquisition added three branch locations in Waynesboro, Staunton and Lynchburg Will continue to weigh capital return against organic growth and M&A Will not sacrifice position as a safe haven bank Will look at business lines that may be synergistic with our existing lines Will not pursue speculative new business initiatives

Appendix

Peer Group Detail ACNB Corporation Ameriserv Financial, Inc. C&F Financial Corporation First Community Bancshares, Inc. First United Corporation (1) Based on peers included in NKSH’s 2022 proxy statement. NKSH Selected Peers(1) Mid Penn Bancorp Old Point Financial Corporation Penns Woods Bancorp, Inc. Peoples Bancorp of North Carolina, Inc. Shore Bancshares, Inc.

Non-GAAP Reconciliations – Q4 2024 Source: Company filings

Non-GAAP Reconciliations – Q4 2024 Source: Company filings